          NUMBER                      LEP                        SHARES

         SERIES A          LEADING EDGE PACKAGING, INC.          SERIES A
 8% CUMULATIVE REDEEMABLE                               8% CUMULATIVE REDEEMABLE
      PREFERRED STOCK                                          PREFERRED STOCK

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE




--------------------------------------------------------------------------------
THIS CERTIFIES that











is the owner of

--------------------------------------------------------------------------------


       FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES A 8% CUMULATIVE
                 REDEEMABLE PREFERRED STOCK, $.01 PAR VALUE, OF

                          LEADING EDGE PACKAGING, INC.



(hereinafter called the "Corporation") transferable on the books of the Corporation only by the registered holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware, the certificate of incorporation including the certificate of designation of the Corporation as amended and the Amended and Restated By laws of the Corporation and all amendments therto. This Certificate is not valid unless guaranteed by the Transfer Agent and registered by the Registrar.

     IN WITNESS WHEREOF the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.

Dated:


/s/                                                 /s/
----------------------------------                  ----------------------------
       SECRETARY                                    CHIEF EXECUTIVE OFFICER




COUNTERSIGNED AND REGISTERED
    CONTINENTAL STOCK TRANSFER & TRUST COMPANY
              (Jersey City, NJ)

BY                                    TRANSFER AGENT
---------------------------------     AND REGISTRAR.
AUTHORIZED OFFICER

                          LEADING EDGE PACKAGING, INC.

     LEADING EDGE PACKAGING, INC. WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE DESIGNATIONS AND THE POWERS, PREFERENCES AND RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, FOR EACH CLASS OF STOCK OR SERIES THEREOF SET FORTH IN THE CERTIFICATE OF INCORPORATION (INCLUDING THE CERTIFICATE OF DESIGNATIONS) WHICH THE CORPORATION IS AUTHORIZED TO ISSUE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                         UNIF GIFT MIN ACT -- _____________ Custodian ________________
TEN ENT -- as tenants by the entireties                                         (Cust)                    (Minor)
JT TEN  -- as joint tenants with right of                                    under Uniform Gifts to Minors
           survivorship and not as tenants                                   Act ____________________________________
           in common                                                                          (State)

     Additional abbreviations may also be used though not in the above list.

For value received, ___________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------

-----------------------------------------




--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


------------------------------------------------------------------------ shares of the Preferred Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________

                                        ----------------------------------------
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:






----------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17ad-15.